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                                                                   EXHIBIT 10.17


                      SECOND AMENDMENT, CONSENT AND WAIVER
                         TO LOAN AND SECURITY AGREEMENT

     This Second Amendment, Consent and Waiver to Loan and Security Agreement, dated as of June 5, 1998 (this "AGREEMENT"), is between GRANT GEOPHYSICAL, INC., a Delaware corporation (the "BORROWER"), and ELLIOTT ASSOCIATES, L.P., a Delaware limited partnership (the "LENDER"). Capitalized terms used in this Agreement and not otherwise defined have the meanings assigned to such terms in the Secured Loan Agreement (as defined below).

                              W I T N E S S E T H:

     WHEREAS, the Borrower and the Lender are parties to the Loan and Security Agreement dated as of October 1, 1997 (as amended and modified from time to time, the "SECURED LOAN AGREEMENT");

     WHEREAS, the Lender has extended credit under the Secured Loan Agreement as evidenced by, among other things, the Revolving Note dated as of October 1, 1997 (the "EXISTING NOTE"), made by the Borrower in favor of the Lender in the original principal amount of $5,000,000;

     WHEREAS, the Borrower and the Lender desire to amend and restate the Existing Note to increase the maximum principal amount to $15,000,000 and to extend the maturity date to March 31, 2000;

     WHEREAS, the Borrower and the Lender desire to amend the Secured Loan Agreement to, among other things, (i) reflect the amendments to the Existing Note, (ii) increase the Maximum Revolving Facility available under the Secured Loan Agreement to $15,000,000 and (iii) extend the Maturity Date to March 31, 2000;

     WHEREAS, the Borrower has informed the Lender that it has created Grant Geophysical Corp., a Texas corporation and a wholly owned subsidiary of the Borrower ("GGC"), and has transferred substantially all of its operating assets to GGC (the "TRANSFER"); in addition, one of the Borrower's Subsidiaries, Grant Geophysical (Int'l), Inc., a Texas corporation ("INT'L"), has created Recursos Energeticos Ltda, a Columbian corporation ("REL");

     WHEREAS, the Borrower has informed the Lender that it has created SSGI Acquisition Corp., a Canadian corporation and a wholly owned subsidiary of the Borrower ("SSGI"), and that SSGI has acquired all of the capital stock of Solid State Geophysical Inc., a Canadian corporation ("SOLID STATE"), in a cash tender offer consummated in December, 1997 (the "ACQUISITION"); Solid State has the following wholly owned subsidiaries: Solid State Internacional Ingenieria C.A., a Venezuelan corporation ("SSII") and Solid State Geophysical Corp., a Colorado corporation ("SSGC");

     WHEREAS, the Borrower has requested that the Lender consent to the creation of GGC and REL, the consummation of the Transfer as described above, the creation of SSGI and the


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consummation of the Acquisition as described above and waive certain covenants of the Loan Agreement to permit such actions; and

     WHEREAS, the Borrower has informed the Lender that it intends to redeem all of the outstanding cumulative pay-in-kind preferred stock, par value $.001 per share, of the Borrower (the "Preferred Stock Redemption"), and upon completion of the Preferred Stock Redemption, the Borrower intends to amend its Restated Certificate of Incorporation (the "Charter Amendment");

     NOW, THEREFORE, in consideration of the foregoing recitals, the actions contemplated therein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                 SECTION 1. AMENDMENTS TO SECURED LOAN AGREEMENT

     On the date this Agreement becomes effective, after satisfaction by the Borrower of each of the conditions set forth in Section 4:

     1.1 THE DEFINITION OF "LIABILITIES" AND SUBSECTIONS 2.4, 4.2, 7.4, 10.5, 10.9, 10.14 AND 10.18 of the Secured Loan Agreement hereby are amended by (i) replacing each reference in such subsections to "Loan(s)" to "Revolving Loan(s)" and (ii) replacing each reference in such subsections to "Note(s)" to "Revolving Note(s)".

     1.2 SUBSECTION 1.1 of the Secured Loan Agreement hereby is amended by deleting the definitions of "DEBT OFFERING", "LOANS", "NOTES", "TERM LOAN" and "TERM NOTE" in such subsection in their entirety.

     1.3 SUBSECTION 1.1 of the Secured Loan Agreement is amended by deleting the reference to "$20,800,000" in the definition of "TOTAL FACILITY" and replacing it with "$15,000,000".

     1.4 SUBSECTION 2.1 of the Secured Loan Agreement is amended by deleting the reference to "$5,000,000" in the first sentence of such section and replacing it with "$15,000,000".

     1.5 SUBSECTION 2.2(A) of the Secured Loan Agreement hereby is amended by deleting such subsection in its entirety and replacing it as follows:

          (A) OPTIONAL PREPAYMENTS. Borrower may prepay the Revolving Loans without premium or penalty in whole or in part, provided that (i) Borrower shall give Lender not less than one (1) Business Day's prior notice thereof, specifying the Revolving Loans to be prepaid and the date and amount of prepayments, (ii) each partial prepayment shall be made in a principal amount of $25,000 or an integral multiple thereof and (iii) if such prepayment prepays all Revolving Loans in full and is accompanied by the termination in whole of all Revolving Loans, Borrower shall pay Lender accrued interest on the Revolving Loans to the date of prepayment. Amounts repaid pursuant to this SUBSECTION 2.2(A) may be reborrowed subject to SUBSECTION 2.1.


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     1.6 SUBSECTION 2.2(B) of the Secured Loan Agreement hereby is amended by deleting such subsection in its entirety and replacing it as follows:

     (B) MANDATORY PREPAYMENTS:

               (i) EXCESS CASH FLOW. Borrower agrees to automatically make an Excess Cash Flow Payment, if any, by 1:00 p.m. on every Friday following the Closing Date (if any such Friday is not a Business Day then any payment required to be made on such day shall be made by 1:00 p.m. on the preceding Thursday). Any Excess Cash Flow Payments shall be applied to reduce the principal amount of the Revolving Loans then outstanding; provided, however, that if the amount of any Excess Cash Flow Payment exceeds the principal amount of the Revolving Loans then outstanding, the amount by which such Excess Cash Flow Payment exceeds the amount equal to the sum of the principal amount of the Revolving Loans then outstanding plus any interest and fees then owing to Lender shall be deducted from such Excess Cash Flow Payment. Amounts repaid pursuant to this SUBSECTION 2.2(B)(i) may be reborrowed subject to SUBSECTION 2.1.

               (ii) FOREIGN EXCESS CASH FLOW. In the event of the occurrence and continuation of an Event of Default, Lender may require Borrower to make one or more Foreign Excess Cash Flow Payments on such date or dates as Lender shall determine. Any Foreign Excess Cash Flow Payment shall be applied to reduce the principal amount of the Revolving Loans then outstanding. Amounts repaid pursuant to this SUBSECTION 2.2(B)(ii) shall reduce the Maximum Revolving Facility by such amounts and may not be reborrowed.

     1.7 SUBSECTION 2.6 of the Secured Loan Agreement is amended by deleting the first sentence of such section in its entirety and replacing it as follows:

          The term for this Agreement shall be from the date hereof until March 31, 2000 (the "MATURITY DATE") and shall not be renewable without the prior written consent of Lender.

     1.8 SECTION 2 of the Secured Loan Agreement hereby is amended by deleting Subsection 2.8 in its entirety.

     1.9 SECTION 7.9 of the Secured Loan Agreement hereby is amended by deleting such subsection in its entirety and replacing it as follows:

          7.9 USE OF PROCEEDS. Borrower shall use the proceeds of the Revolving Loans for general working capital purposes.


                    SECTION 2. AMENDMENT TO RELATED DOCUMENTS

     2.1 AMENDMENT TO EXHIBITS. On the date this Agreement becomes effective, Exhibit G to the Secured Loan Agreement shall be deleted in its entirety.

     2.2 EXISTING NOTE. On the date this Agreement becomes effective, the Existing Note is amended, restated and replaced in its entirety by the Amended and Restated Revolving Note (the


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"AMENDED NOTE"), made by the Borrower in favor of the Lender substantially in the form of EXHIBIT A to this Agreement, and EXHIBIT A to the Secured Loan Agreement is replaced by EXHIBIT A to this Agreement. Upon receipt of the executed Amended Note, the Lender will mark the Existing Note "superseded" and return it to the Borrower.

     2.3 AMENDMENT AND REAFFIRMATION OF GUARANTY. On the date this Agreement becomes effective, each Guaranty and Security Agreement dated as of the Closing Date (the "GUARANTIES"), and made by each applicable Subsidiary in favor of the Lender will be reaffirmed pursuant to the Second Consent and Reaffirmation of Guaranty and Security Agreement executed by such Subsidiary in favor of the Lender substantially in the form of EXHIBIT B to this Agreement (the "REAFFIRMATION OF GUARANTIES").


                          SECTION 3. CONSENT AND WAIVER

     3.1 CONSENT AND WAIVER. (A) On the date this Agreement becomes effective, after satisfaction by the Borrower of each of the conditions set forth in
SECTION 5 below (the "EFFECTIVE DATE"), the Lender consents to the creation of GGC and SSGI and agrees that such creation does not constitute an Event of Default under the Secured Loan Agreement.

          (B) On the Effective Date, the Lender consents to the Transfer and waives any Event of Default under Section 9.1(B) of the Secured Loan Agreement due to the Borrower's noncompliance with the covenants set forth in Sections 8.6 and 8.12 of the Secured Loan Agreement due solely to the Transfer.

          (C) On the Effective Date, the Lender consents to the Acquisition and waives any Event of Default under Section 9.1(B) of the Secured Loan Agreement due to the Borrower's noncompliance with the covenants set forth in Sections 8.3, 8.4 and 8.12 of the Secured Loan Agreement due solely to the Acquisition.

          (D) On the Effective Date, the Lender consents to the Preferred Stock Redemption and the Charter Amendment and waives any Event of Default under
     Section 9.1(B) of the Secured Loan Agreement due to the Borrower's noncompliance with the covenants set forth in Sections 8.8 and 8.10 of the Secured Loan Agreement due to the Preferred Stock Redemption and the Charter Amendment or any previous such redemption or amendment.

     3.2 NO OTHER WAIVER. Nothing in this Agreement should in any way be deemed
(i) a waiver of any Event of Default other than as specifically set forth above or (ii) an agreement to forbear from exercising any remedies with respect to any such other Event of Default.


                    SECTION 4. REPRESENTATIONS AND WARRANTIES

     To induce the Lender to enter into this Agreement and to make all future Loans under the Secured Loan Agreement, as amended hereby, the Borrower represents and warrants to the Lender that:

          (a) DUE AUTHORIZATION, ETC. The execution, delivery and performance by the Borrower of this Agreement is within its corporate powers, have been duly authorized by


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     all necessary corporate action (including, without limitation, shareholder approval), have received all necessary consents and governmental approval (if any shall be required), and does not and will not contravene or conflict with any requirement of law or contractual obligation binding upon such entity. This Agreement is the legal, valid and binding obligations of the Borrower and the Reaffirmation of Guaranties are the legal, valid and binding obligation of each Subsidiary a party thereto, enforceable against the Borrower and each Subsidiary, respectively, in accordance with their respective terms.

          (b) CERTAIN AGREEMENTS. On the date hereof, all representations and warranties of the Borrower set forth in the Secured Loan Agreement and the Financing Agreements are true and correct in all material respects, without any waiver or modification thereof and no default of any party exists under any Financing Agreement.


                     SECTION 5. CONDITIONS TO EFFECTIVENESS

     The obligation of the Lender to make the amendments, consents and waivers contemplated by this Agreement, and the effectiveness thereof, are subject to the following:

          (a) NO DEFAULT. As of the Effective Date, no Default or Event of Default under the Secured Loan Agreement has occurred and is continuing or will result from the amendments set forth herein.

          (b) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Borrower contained in this Agreement and the Secured Loan Agreement, as amended hereby, and the Financing Agreements, as amended hereby, shall be true and correct as of the date hereof.

          (c) DOCUMENTS. The Lender shall have received all of the following, each duly executed and dated the date hereof (or such earlier date as shall be satisfactory to the Lender) in form and substance satisfactory to the
     Lender:

               (1) This Agreement.

               (2) The Amended Note substantially in the form of Exhibit A to this Agreement.

               (3) Reaffirmation of Guaranties from each applicable Subsidiary substantially in the form of EXHIBIT B to this Agreement.

               (4) A Guaranty and Security Agreement from each of GGC, SSGI, Solid State, SSII, SSGC and REL in favor of the Lender substantially in the form of EXHIBIT F to the Secured Loan Agreement.

               (5) UCC financing statements from GGC, SSGI, Solid State, SSII, SSGC and REL covering the Guarantor Collateral (as defined in the Guaranty and Security Agreements described in CLAUSE (4) above) for such jurisdictions as the Lender deems necessary or advisable.


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               (6) A Pledge Amendment to the Stock Pledge Agreement dated as of
          October 1, 1997, made by the Borrower in favor of the Lender, which amendment includes the all of the outstanding capital stock of GGC and SSGI owned by the Borrower.

               (7) A Stock Pledge Agreement from each of Int'l (relating to the capital stock of REL and Grant Geophysical do Brasil Ltda.), SSGI (relating to the capital stock of Solid State) and Solid State (relating to the capital stock of SSII and SSGC) in favor of the Lender substantially in the form of EXHIBIT E to the Secured Loan Agreement.

               (8) Original stock certificates, along with undated stock powers signed in blank, evidencing the capital stock pledged under CLAUSES
          (6) and (7) above.

               (9) Copies of resolutions by the board of directors of each of GGC, SSGI, Solid State, SSII, SSGC, Grant Geophysical do Brasil Ltda. and REL authorizing or ratifying the execution, delivery and performance by such Subsidiary of the Guaranty and Security Agreements described in CLAUSE (4) above.

               (10) Copies of all documents evidencing any necessary corporate action, consents and governmental approvals, if any, with respect to this Agreement.

               (11) Such other documents as the Lender may reasonably request.


                            SECTION 6. MISCELLANEOUS

     6.1 CAPTIONS. The recitals to this Agreement (except for definitions) and the section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.

     6.2 GOVERNING LAW; SEVERABILITY. THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. WHEREVER POSSIBLE EACH PROVISION OF THIS AGREEMENT SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS AGREEMENT SHALL BE PROHIBITED BY OR INVALID UNDER SUCH LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS AGREEMENT.

     6.3 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

     6.4 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Borrower and the Lender and their respective successors and assigns, and shall inure to the sole benefit of the


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Borrower and the Lender and the successors and assigns of the Borrower and the
Lender. The Borrower shall have no right to assign its rights or delegate its duties under this Agreement.

     6.5 REFERENCES. From and after the date hereof, each reference in the Secured Loan Agreement or any other Financing Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in the Secured Loan Agreement or any other Financing Agreement to another Financing Agreement to the Secured Loan Agreement or to any term, condition or provision contained "thereunder," "thereof," "therein," or words of like import, shall mean and be a reference to the Secured Loan Agreement or such other Financing Agreement, as applicable (or such term, condition or provision, as applicable), as amended, supplemented or otherwise modified by this Agreement and the Reaffirmation of Guaranties, as applicable.

     6.6 CONTINUED EFFECTIVENESS. Notwithstanding anything contained herein, the terms of this Agreement are not intended to and do not serve to effect a novation as to the Secured Loan Agreement, any Revolving Note, the Guaranties or any of the Financing Agreements provided to furnish security therefor. The parties hereto expressly do not intend to extinguish the Secured Loan Agreement, any Revolving Note, the Guaranties or any Financing Agreement. Instead, it is the express intention of the parties hereto to reaffirm any indebtedness outstanding under the Secured Loan Agreement, which is evidenced by the Revolving Note and reaffirm that any such indebtedness is secured by the various Financing Agreements. The Secured Loan Agreement, as amended hereby, the Revolving Note, and all other Financing Agreements, as amended, remain in full force and effect.

     6.7 COSTS, EXPENSES AND TAXES. The Borrower affirms and acknowledges that SUBSECTION 10.3 of the Secured Loan Agreement applies to this Agreement and the transactions and agreements and documents contemplated hereunder.


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     Delivered at New York, New York, as of the day and year first above written.


                                    GRANT GEOPHYSICAL, INC., a Delaware
                                    corporation


                                    By: /s/ Larry E. Lenig, Jr.
                                        ----------------------------------------
                                    Name:  Larry E. Lenig, Jr.
                                    Title: President and Chief Executive Officer


                                    ELLIOTT ASSOCIATES, L.P., a Delaware
                                    limited partnership


                                    By: /s/ Paul Singer
                                        ----------------------------------------
                                    Name:  Paul Singer
                                    Title: General Partner


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